UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 20, 2010

Dorman Products, Inc.

(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Comar, Pennsylvania 18915

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (215) 997-1800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 Annual Meeting of Shareholders (“Annual Meeting”) of Dorman Products, Inc. (the “Company”) held on Thursday, May 20, 2010, the shareholders approved the Company’s 2010 Executive Cash Bonus Plan (the “Cash Bonus Plan”) which will provide for incentive payments to executives who may be covered by Section 162(m) of the Internal Revenue Code.  The Bonus Plan is designed to provide a direct link between performance and compensation for the Company’s top executives.

For a description of the terms and conditions of the Cash Bonus Plan, see the summary of the Cash Bonus Plan under Proposal III in the proxy statement for the Company’s Annual Meeting, which description is incorporated herein by reference.  The description of the Cash Bonus Plan contained in the proxy statement is qualified in its entirety by reference to the full text of the Cash Bonus Plan, a copy of which is filed herewith as an exhibit to this Form 8-K.

Item 5.07                                             Submission of Mattters to a Vote of Security Holders.

The Annual Meeting of the Company’s shareholders was held on Thursday, May 20, 2010.  Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to the nominees proposed by the Board.

During this Annual Meeting, shareholders were asked to consider and vote upon three proposals: (1) to elect  the Company’s six nominees as directors, each to serve for a term of one year to expire at the next annual meeting of shareholders and until his successor has been selected and qualified, (2) to ratify KPMG LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year, and (3) to approve the 2010 Executive Cash Bonus Plan.

On the record date of March 19, 2010, there were 17,756,949 shares of the Company’s common stock issued and outstanding and entitled to vote at the annual meeting.  For each proposal, the results of the shareholder voting were as follows:

1.                                       Election of director nominees to serve as directors for a term of one year to expire at the next annual meeting of shareholders and until his successor has been selected and qualified.

Name	For	Withhold Authority	Broker Non-Vote
Richard N. Berman	15,322,835	60,414	1,501,755
Steven L. Berman	15,322,835	60,414	1,501,755
John F. Creamer, Jr.	15,320,323	62,926	1,511,755
Paul R. Lederer	15,169,350	213,899	1,511,755
Edgar W. Levin	15,315,779	67,926	1,511,755
Richard T. Riley	15,319,779	63,470	1,511,755

2.                                       Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.

Votes in Favor	Votes Against	Abstain	Broker Non-Vote
16,820,430	55,455	19,119	—

3.                                       Approval of the 2010 Executive Cash Bonus Plan.

Votes in Favor	Votes Against	Abstain	Broker Non-Vote
15,290,718	62,475	30,056	1,511,755

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	2010 Executive Cash Bonus Plan (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date: May 24, 2010	By:	/s/ Mathias J. Barton
Name: Mathias J. Barton
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	2010 Executive Cash Bonus Plan (filed herewith).